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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                             -----------------------


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                February 22, 1996
           ----------------------------------------------------------
               (Date of Report - Date of earliest event reported)



                              TELEMUNDO GROUP, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-16099                  13-3348686
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation of                                       Identification Number)
organization)


2290 West 8th Avenue, Hialeah, Florida                         33010
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (305) 884-8200




                                Page 1 of 4 pages

                       The Exhibit Index Appears on Page 4


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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  EXHIBITS:

            Included as part of this Form 8-K is the exhibit listed on the
            Exhibit Index appearing on page 4.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 21, 1996

                                        TELEMUNDO GROUP, INC.



                                        By: /s/Peter J. Housman II
                                           ----------------------------
                                            Peter J. Housman II
                                            Chief Financial Officer
                                             and Treasurer


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                                  EXHIBIT INDEX



Exhibit
Number                                  Description                        Page
------                                  -----------                        -----
1. Prospectus dated February 21, 1996 included in the Registration Statement on Form S-3 (Registration No. 33-64599)
           (Incorporated by reference)